Exhibit 10.12


THIS SUBLEASE, dated November 5, 1997, between GENERAL MOTORS CORPORATION, a Delaware corporation, with its principal address at 3044 West Grand Boulevard, Detroit, Michigan 48202, hereinafter referred to as Sublessor, and INTERNATIONAL DISPENSING CORPORATION, a Delaware corporation, with its principal address at 342 Madison Avenue, Suite 1034, New York, New York 10173, hereinafter referred to as Sublessee,

                              W I T N E S S E T H:

Sublessor hereby lets to the Sublessee and Sublessee hires from the Sublessor the following described premises:

               Approximately 2,832 rentable square feet of third floor space known as Suite 304, together with five (5) unreserved and uncovered parking spaces, located at 2500 Westchester Avenue, Purchase, new York, to be used only for sales and administrative offices, for a term commencing November 15, 1997, and expiring February 29, 2000, at the yearly rent of TWENTY-NINE THOUSAND THREE HUNDRED TWELVE AND 00/100 DOLLARS ($29,312.00), payable in equal installments of $2,442.66 in advance on the first business day of each and every month during the term, together with a monthly charge of $343.50 for electricity calculated at the rate of $2.25 per rentable square foot for a total monthly rental of $2,786.16. It is agreed that the first month of the first and second year of the Sublease shall be rent free.

THE PARTIES HERETO COVENANT AND AGREE WITH EACH OTHER AS FOLLOWS:

FIRST - PAYMENT OF RENT: Sublessee shall pay the rent at the times and in the manner aforesaid to General Motors Corporation, c/o Worldwide Facilities Financial, Mail Code 482-309-904, Argonaut Building, 485 West Milwaukee Avenue, Detroit, Michigan 48202. A three (3) month security deposit in the amount of $8,358.48 together with the first monthly rental payment of $2,786.16 for a total payment of $11,144.64 shall be deposited with the Sublessor upon the execution of this Sublease which may be used at Sublessor's option to cure any breach of the Sublease by Sublessee.

SECOND - REPAIRS: Sublessee accepts the premises in an "as is" condition except that Sublessor shall have the carpeting cleaned prior to November 15, 1997. Thereafter Sublessee at Sublessee's expense shall keep the premises in good repair, ordinary wear and tear, repairs to the roof, exterior of the building and structural repairs excepted, unless such repairs are made necessary by the act or negligence of the Sublessee and at the expiration of the term to remove its goods and effects and peaceably yield up the premises to the Sublessor in as good condition as when delivered to Sublessee, ordinary wear and tear, damage by fire, the elements, act of the public enemy or casualty excepted; all notices to quit or vacate being hereby expressly waived, any law, usage or custom to the contrary notwithstanding.

THIRD - COMPLIANCE WITH LAWS, ORDINANCES, AND ENVIRONMENTAL: Sublessee shall promptly comply with all laws, ordinances, requirements, and regulations of the federal, state, county, municipal, and other authorities, the fire insurance underwriters, and any insurance organizations or associations; except that Sublessee shall not be required to make any alterations to the exterior of the building, or alterations of a structural nature. Sublessee represents and warrants that it will comply with all specifically applicable Environmental Laws in connection with its use of or operations at the property, and that Sublessee warrants and agrees that it will indemnify and hold Sublessor harmless from any claim to which Sublessor may be subjected to the extent such claim results from Sublessor's breach of any of its representations or warranties.

FOURTH - VIEWING PREMISES: Sublessee shall use the premises exclusively for the purpose set forth herein and during the last three (3) months of this Sublease, or any extension thereof, and permit the Sublessor to display the usual "To Let" signs and to show the premises to prospective tenants. Sublessee further agrees that at any time during the term Sublessor, Sublessor's landlord, or their agents, may enter the premises for the purpose of examining the condition thereof, or to make repairs in any part of the building, but in making such reservation, Sublessor does not assume any liability for the care or supervision of the premises or appurtenances.

FIFTH - ALTERATIONS AND ASSIGNMENT: Sublessee will not make or permit to be made any alterations or additions to said premises, nor assign, mortgage, or pledge this Sublease, nor sublet the whole or any part of the premises without Sublessor's written consent or as otherwise set forth in the underlying Sublease dated March 21, 1994. Consent by Sublessor shall apply solely to the particular transaction consented to and shall not constitute a waiver by Sublessor of the provisions of this Sublease.

SIXTH - INSURANCE: Sublessee will not leave the premises unoccupied during the term, nor by any act of commission or omission cause an increase in the rate of insurance or the cancellation of any insurance policy. In the event of any increase in the rate of insurance caused by Sublessee's occupancy, Sublessee agrees to pay on demand the amount of any such increase, and in default of such payment, such amount may be added to the next installment of rent as additional rent. Sublessee shall, at its sole cost and expense, obtain and maintain during the term of the Sublease, Comprehensive General Liability insurance, including Blanket Contractual Liability coverage, with limits of not less than Two Million Dollars ($2,000,000) Combined Single Limit for Personal Injury and Property Damage; Comprehensive Automobile Liability Insurance covering all owned, non-owned and hired vehicles with limits of not less than One Million Dollars ($1,000,000) Combined Single Limit for Personal Injury and Property Damage; and Statutory Workers Compensation and Employers Liability coverage with limits of not less than $250,000. Sublessee shall deliver to Sublessor upon request a certificate evidencing such coverages. Such insurance policies shall provide for no cancellation or material alteration without thirty (30) days prior written notice to Sublessor.

SEVENTH - SIGNS AND SIDEWALKS: Sublessee shall not install any awnings, advertisements, or signs on any part of the premises without Sublessor's written consent and will keep the sidewalks free from ice, snow, and all obstructions.

EIGHTH -  UTILITIES:  Sublessee  will be furnished  those  services set forth in
Article 18.01 Services and Equipment of the underlying Sublease from 8:00 a.m. to 6:00 p.m. Monday through Friday


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

excepting federal, state, or contract holidays of the AFL-CIO. Sublessee otherwise shall be permitted access to the building seven (7) days per week, twenty-four (24) hours per day.

NINTH- INDEMNIFICATION: Sublessor shall not be responsible for any defect or change of condition in said premises, nor for any damage thereto, not to any person, nor to goods or things contained therein due to any cause whatsoever except the act or negligence of the Sublessor, and Sublessee will indemnify Sublessor from any claims, demands, and actions arising in connection with Sublessee's use of the property, or the use by any person occupying said premises during the term hereof, or by reason of any breach or non-performance of any covenant herein, or the violation of any law or regulation by Sublessee.

TENTH - FIRE AND CASUALTY: If the premises shall be so damaged by fire, other casualty, or act of the public enemy so as to be substantially destroyed, then this Sublease shall terminate and any unearned rent paid in advance by Sublessee shall be apportioned and refunded to it, but in case the premises are not substantially destroyed, Sublessor will endeavor to have its Lessor restore the premises and a just proportion of the rent shall abate according to the extent to which premises have been rendered untenantable until the premises have been restored. The Sublessee agrees to give the Sublessor immediate notice of any damage to the premises.

ELEVENTH - CANCELLATION: In the event Sublessee fails to perform or observe any of the covenants contained herein on its part to be observed and performed for ten (10) days after notice by Sublessor, (a) Sublessor may forthwith terminate or cancel this Sublease by notifying Sublessee as hereinafter provided, and upon such termination or cancellation, Sublessee shall be liable to Sublessor for all damages Sublessor sustains by reason of Sublessee's breach of covenant and of such termination or cancellation; or (b) Sublessor may forthwith re-enter the premises without notice and upon re-entry may let the premises or any part thereof as agent for Sublessee and receive the rent therefor, applying the same first to the payment of such expense as Sublessor may be put to in entering and letting the premises and then to the payment of the rent and the fulfillment of Sublessee's covenants hereunder; and Sublessee agrees to pay and shall be liable for amounts equal to the several installments of rent as they would, under the terms of this Sublease, become due if no default had occurred, whether the demised premises be re-let or remain vacant in whole or in part for a period less than the remainder of the term, or for the whole thereof, but Sublessee shall be entitled to be credited at the end of each month with any net amounts actually received by Sublessor during such months for the use or occupancy of the demised premises or any part thereof; provided, however, that all sums paid and liabilities incurred by Sublessor for any of the purposes aforesaid (which Sublessee also agrees to pay and shall be liable for) shall have been first paid in full to Sublessor, either directly by Sublessee or out of moneys actually received for renting said demised premises after Sublessor shall have received undisputed possession thereof, and the maintenance of any action or proceeding to recover possession of the premises or any installment or installments of rent or any other moneys that may be due or become due from Sublessee to Sublessor shall not preclude Sublessor from thereafter instituting and maintaining subsequent actions or proceedings for the recovery of possession of the premises or of any subsequent payment or payments of rent or any other moneys that may be due or become due from Sublessee or Sublessor. A waiver by Sublessor of any breach or breaches by Sublessee of any one or more of the covenants or conditions hereof shall not bar forfeiture of any other rights or remedies of Sublessor for any subsequent breach of any such or other covenants and conditions.


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

TWELFTH - ADDITIONAL RENT: If Sublessor shall make any expenditure for which Sublessee is responsible, or if Sublessee shall fail to make any payment which Sublessee is obliged to make hereunder, then the amount thereof may, at Sublessor's option, be added to any installment of rent then due or thereafter becoming due. It is understood and agreed that Sublessee shall pay its pro rata share (7%) of real estate taxes and costs of operation over the base year of 1994 as set forth in Articles 19 and 20 of the underlying Sublease dated March 21, 1994.

THIRTEENTH - CONDEMNATION: In the event the premises or any part thereof are taken or condemned for a temporary or permanent public of quasi-public use, Sublessor may, at its option, terminate this Sublease and in such event any unearned rent paid in advance shall be returned to Sublessee.

FOURTEENTH - DEMOLITION: If any authority having jurisdiction shall decide that the building or buildings should be demolished and removed, then forthwith upon such decision being made, the Sublessee shall vacate the premises and this Sublease shall cease and come to an end and any unearned rent paid in advance by Sublessee shall be apportioned and refunded to it.

FIFTEENTH - NOTICES: That all notices to be given hereunder by either party shall be in writing and given by personal delivery to the Sublessee or to one of the executive officers of the Sublessor or shall be send by registered mail addressed to the party intended to be notified at the post office address of such party last known to the party giving such notice and notice given as aforesaid shall be a sufficient service thereof. Provided, however, that it is mutually agreed that the Sublessor appoints the Executive Director of Worldwide Facilities Group and the Director of Worldwide Real estate, General Motors Corporation, Mail Code 482-309-939, 485 West Milwaukee Avenue, Detroit, Michigan 48202, as its agents, and that either of them may give or receive all notices to be given hereunder, and notices shall be sent to either of them and not otherwise. The right is hereby reserved by the Sublessor to countermand such appointments and make others consistent herewith, due notice of which shall be given by the Sublessor to the Sublessee.

SIXTEENTH - TERMINATION: If at any time proceedings in bankruptcy, or pursuant to any other act for the relief of debtors, shall be instituted by or against Sublessee, or if Sublessee shall compound Sublessee's debts or assign over Sublessee's estate or effects for payment thereof, of if any execution shall issue against Sublessee or any of Sublessee's effects whatsoever, of or if a receiver or trustee shall be appointed of Sublessee's property, or if this Sublease shall by operation of law, devolve upon or pass to any person or persons other than Sublessee personally, then and in each of said cases, Sublessor may terminate this Sublease forthwith by notifying Sublessee as herein provided. Upon such termination all sums due and payable or to become due an payable by Sublessee shall at once become due and payable.

SEVENTH - SUBLEASE: This is a Sublease and the Sublessor's interest in the premises is as Lessee under an underlying Lease made by SMLP I, Limited Partnership, as Lessor, and General Motors Corporation, as Lessee, dated March 21, 1994, a copy of which, initialed for identification, is attached hereto. This Sublease is expressly made subject to all the terms and conditions of said underlying Lease and the Sublessee agrees to use the premises in accordance with the terms of said underlying Lease and not do or omit to do anything which will breach any of the terms thereof. If said underlying


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

Lease is terminated, this Sublease shall terminate simultaneously and any unearned rent paid in advance shall be refunded to the Sublessee.

EIGHTEENTH - QUIET POSSESSION: Sublessor hereby covenants that Sublessee, upon paying the rent as herein reserved and performing all the covenants and agreements herein contained on the part of the Sublessee, may quietly enjoy the premises, except as herein otherwise provided, and subject, however, to the terms of the Sublease to Sublessor, and to the terms of any mortgages which may now or hereafter affect the premises.

NINETEENTH - WAIVER OF SUBROGATION: Sublessor and Sublessee waive all rights, each against the other, for damages caused by fire or other perils covered by insurance where such damages are sustained in connection with the occupancy of the leased premises.

The covenants and agreements contained in the foregoing Sublease are binding upon the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns.

IN WITNESS WHEREOF, the Sublessor has signed and sealed this instrument this 11th day of November , 1997, and the Sublessee has signed and sealed this instrument this 12th day of November , 1997.



In the presence of                           GENERAL MOTORS CORPORATION

/s/ M.J. Ansley                              By:/s/ M.P. Cullen
-------------------------                       ---------------------------

                                             ATTEST/s/ Bernice Heady
                                                   ------------------------

                                                        Assistant Secretary



In the presence of                           INTERNATIONAL DISPENSING
                                             CORPORATION

                                             By:/s/ Jon Silverman
-------------------------                       ---------------------------

                                                                  President

/s/ Alida Rivera                             ATTEST/s/ Jeffrey Lewenthal
-------------------------                          ------------------------

                               CONSENT TO SUBLEASE


     EASTRIDGE PROPERTIES I CORPORATION, a New York corporation, acting herein by ALBERT B. ASHFORTH, INC., duly authorized, with an office at 925 Westchester Avenue, White Plains, New York 10604 ("Landlord"), hereby consents to the sublease by GENERAL MOTORS CORPORATION ("Tenant"), to INTERNATIONAL DISPENSING CORPORATION, with a office at 342 Madison Avenue, New York, New York ("Subtenant"), of the premises located at 2500 Westchester Avenue, Purchase, New York 10577, and described in the sublease between Tenant and Subtenant, dated as of 11/5/97 ("Sublease"), upon the terms and conditions set forth therein, which premises are now leased to Tenant pursuant to a lease dated August 31, 1995, as amended (the "Lease"), upon the following terms and conditions:

     (a) Nothing herein contained shall be construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions or conditions contained in the Lease. This Consent does not and shall not be construed or implied to be a consent to any other matter for which Landlord's consent is required under the Lease including any other or further subletting or assignment by either Tenant or Subtenant.

     (b) Upon the expiration or any earlier termination of the Lease or in case of the surrender of the Lease by Tenant to Landlord, the Sublease and the term and estate thereby granted shall, at the option of the Landlord, terminate as of the effective date of such expiration, termination or surrender, and Subtenant shall vacate such portion of the premises on such date.

     (c) (a) Tenant and Subtenant hereby agree that if Subtenant shall be in default of any obligation of Subtenant under the Sublease, which default also constitutes a default by Tenant under the Lease, the Landlord shall simultaneously provide Tenant and Subtenant with a notice of such


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

default and in the event the default shall continue beyond the applicable cure period in the Lease, Landlord shall be permitted to avail itself of all of the rights and remedies available to Tenant.

         (b) Tenant expressly acknowledges and agrees that the exercise by Landlord of any of the foregoing rights and remedies shall not in any way impair Landlord's entitlement to pursue other rights and remedies directly against Tenant.

     (d) A true and complete copy of the Sublease is attached hereto and a true and complete copy of each and every amendment thereto shall be delivered to Landlord within ten (10) days after the execution and delivery thereof by the parties thereto; it being understood that any amendment to the Sublease shall require the Landlord's consent as provided in the Lease. It is understood that Landlord shall not be deemed to be party to the Sublease or any such amendment nor bound by any of the covenants, agreements, terms, provisions or conditions thereof and that neither the execution and delivery of this Consent nor the receipt by Landlord of a copy of any such amendment shall be deemed to change any provision of this Consent or to be a consent to, or an approval by the Landlord of, any provision contained in any such amendment.

     (e) In consideration of this Consent, throughout the term of the Sublease, Subtenant shall include Landlord and Albert B. Ashforth, Inc. as additional insureds, each to the extent of its interest in the Premises and the Building, under Subtenant's general liability insurance policy or policies. Subtenant shall provide Landlord with a certificate verifying insurance coverage in amounts not less than Two Million ($2,000,000.00) Dollars.


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

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the 12th day of November, 1997.


                                       LANDLORD

                                       EASTRIDGE PROPERTIES I CORPORATION

WITNESS:                               By Albert B. Ashforth, Inc.
                                       Its Agent and Authorized Signatory

                                           By:/s/ Michael J. Siatyk
--------------------------                    ----------------------------
                                              Michael J. Siatyk
                                              Its Senior Vice President


                                       TENANT

WITNESS:                               GENERAL MOTORS CORPORATION

/s/ M.J. Ansley                            By:/s/ M.P. Cullen
--------------------------                    ----------------------------
                                               M.P. Cullen
                                               Its Director of Worldwide
                                                Real Estate


                                       SUBTENANT

WITNESS:                               INTERNATIONAL DISPENSING
                                        CORPORATION

/s/                                        By:/s/ Jon Silverman
--------------------------                    ----------------------------
                                              Jon Silverman
                                              Its President



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